INCOME TAXES	12 Months Ended
Dec. 31, 2020
INCOME TAXES
NOTE 9 - INCOME TAXES

NOTE 8 – INCOME TAXES

The provision for income tax expense consists of the following at December 31, 2020 and 2019:

	2020	2019
Income tax provision attributable to:
Federal	$(250,771)	$(272,800)
State and local	(69,671)	(75,792)
Valuation allowance	320,442	(348,592)
Net provision for income tax	$-	$-

Deferred tax assets consist of the following at December 31, 2020 and 2019:

	2020	2019
Deferred tax asset attributable to:
Net operating loss carryover	$1,593,282	$1,347,378
Accrued management fees, related party	155,063	80,825
Valuation allowance	(1,748,345)	(1,427,903)
Net deferred tax asset	$-	$-

The primary difference between the statutory federal rate and the Company’s effective tax rate for the years ended December 31, 2020 and 2019 was due to the 100% valuation allowance. The following is a reconciliation of the statutory federal rate and the Company’s effective tax rate for the year ended December 31, 2020 and 2019:

	2020	2019

Tax at federal statutory rate	21.0%	21.0%
State, net of federal benefit	0.2%	0.9%
Change in temporary differences	(0.0)%	0.0)%
Permanent differences	(20.2)	(17.9)%
Valuation allowance	(0.9)%	(4.1)%
Provision for taxes	-

As of December 31, 2020, the Company had federal and state gross net operating loss carryforwards of approximately $6.5 million. The federal and state net operating losses and tax credits expire in years beginning in 2036. Under Section 382 and 383 of the Internal Revenue Code of 1986, as amended, or the Code, if a corporation undergoes an “ownership change,” the corporation’s ability to use its pre-change net operating loss carryforwards and other pre-change tax attributes, such as research tax credits, to offset its post-change income may be limited. In general, an “ownership change” will occur if there is a cumulative change in our ownership by “5-percent shareholders” that exceeds 50 percentage points over a rolling three-year period. Similar rules may apply under state tax laws. To date, the Company hasn’t experienced “ownership changes” under section 382 of the Code and comparable state tax laws. As of December 31, 2020, the Company estimates that none of the federal and state net operating losses will be limited under Section 382 of the Code.

As of December 31, 2020, and 2019, the Company maintained a full valuation allowance on its net deferred tax assets. The valuation allowance was determined in accordance with the provisions of ASC 740, Accounting for Income Taxes, which requires an assessment of both positive and negative evidence when determining whether it is more likely than not that deferred tax assets are recoverable. Such assessment is required on a jurisdiction by jurisdiction basis. The Company’s history of cumulative losses, along with expected future U.S. losses required that a full valuation allowance be recorded against all net deferred tax assets. The Company intends to maintain a full valuation allowance on net deferred tax assets until sufficient positive evidence exists to support reversal of the valuation allowance.

The applicable federal and state rates used in calculating the deferred tax provision was 21.0% and 8.9%, respectively.

The Company files income tax returns in the U.S. and Arizona. All years presented remain subject to examination for U.S. federal and state purposes. The Company is not currently under examination in federal or state jurisdictions.